Exhibit 99.1

NEWS RELEASE
Construction Partners, Inc. Completes Oklahoma Acquisition
Transaction Adds Liquid Asphalt Supply and Transportation Capabilities in Oklahoma and North Texas

DOTHAN, AL, August 31, 2026 – Construction Partners, Inc. (NASDAQ: ROAD) (“CPI” or the “Company”), a vertically integrated civil infrastructure company specializing in the construction and maintenance of roadways in local markets across the Sunbelt, today announced that it has acquired Asphalt Express Enterprises, LLC (“Asphalt Express”), a liquid asphalt supply and hauling business headquartered in Ardmore, Oklahoma, serving hot-mix asphalt producers throughout Oklahoma and northern Texas. In connection with the transaction, CPI’s Oklahoma platform company, Overland Corporation, acquired Asphalt Express’s rail-served industrial site in Ardmore, where the business currently receives liquid asphalt for further transportation to customers, as well as a fleet of trucks and trailers used to transport liquid asphalt. CPI expects the Ardmore site to serve as the location of a future liquid asphalt terminal to serve CPI’s Oklahoma and northern Texas operations.

Fred J. (Jule) Smith, III, the Company’s President and Chief Executive Officer, said, “We are pleased to welcome the Asphalt Express team to the CPI family of companies. This transaction represents another step in our strategy to strengthen our vertical integration and strategically invest in assets that support our construction and asphalt production operations. Asphalt Express’s liquid asphalt supply and transportation capabilities complement our existing operations in Oklahoma and Texas, while its centrally located, rail-served site in Ardmore provides an attractive location for a future liquid asphalt terminal serving both states. We believe that developing terminal capabilities at this site will enhance our access to this critical raw material, provide greater flexibility in sourcing and transportation, and support the continued growth of our asphalt operations in the region. In the meantime, Asphalt Express’s experienced team and fleet of trucks and trailers will provide valuable transportation capabilities as we integrate the business into our existing operations. We look forward to building upon Asphalt Express’s strong customer relationships and reputation for reliable service as part of our family of companies.”

About Construction Partners, Inc.

Construction Partners, Inc. is a vertically integrated civil infrastructure company operating in local markets throughout the Sunbelt in Alabama, Florida, Georgia, North Carolina, Oklahoma, South Carolina, Tennessee and Texas. Supported by its hot-mix asphalt plants, aggregate facilities and liquid asphalt terminals, CPI focuses on the construction, repair and maintenance of surface infrastructure. Publicly funded projects make up the majority of its business and include local and state roadways, interstate highways, airport runways and bridges. The company also performs private sector projects that include paving and sitework for office and industrial parks, shopping centers, local businesses and residential developments. To learn more, visit www.constructionpartners.net.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained herein that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “seek” “continue,” “estimate,” “predict,” “potential,” “targeting,” “could,” “might,” “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “project,” “outlook,” “believe,” “plan” and similar expressions or their negative. The forward-looking statements contained in this press release include, without limitation, statements relating to the benefits of a business acquisition and the expected results of the acquired business. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Important factors that could cause actual results to differ materially from those expressed in the forward-looking statements are set forth in the Company’s most recent Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, its Current Reports on Form 8-K and other reports the Company files with the SEC. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable law.

Contact:
Rick Black
Investor Relations
ROAD@DennardLascar.com
(713) 529-6600